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                                                                    Exhibit 23.1

              Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the captions "Experts" and "Selected Financial Information" and to the use of our report dated
October 5, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-47712) and related Prospectus of StarBand Communications Inc. for the registration of XXX,XXX shares of its common stock.

                                          /s/ Ernst & Young LLP

McLean, Virginia
November 9, 2000